UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 7, 2001
(Date of earliest event reported)

Inland Retail Real Estate Trust, Inc.
(Exact name of registrant as specified in the charter)

Maryland	000-30413.	36-4246655
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant's telephone number including area code)

Not Applicable
Former name or former address, if changed since last report)

We filed a Form 8-K dated June 7, 2001 on June 14, 2001 with regard to the acquisition of JoAnn Fabrics and Woodstock Square Shopping Center without the requisite financial information. Accordingly we are filing this Form 8-K/A to include that financial information.

Item 7. Financial Statements and Exhibits
Sand Lake:

Independent Auditors' Report	F-36

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2000	F-37

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2000	F-38

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inland Retail Real Estate Trust, Inc.

(Registrant)

By:/s/ BARRY L. LAZARUS

Barry L. Lazarus

President, Chief Operating Officer,

Treasurer and Chief Financial Officer

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Consolidated Balance Sheets

March 31, 2001 and December 31, 2000
(unaudited)

Assets
	March 31,	December 31,
	2001	2000
Investment Properties:
Land	$55,573,880	$46,628,264
Land held for development	959,257	957,802
Construction in progress	78,964	--
Building and site improvements	170,803,048	144,289,027
	227,415,149	191,875,093
Less accumulated depreciation	(7,322,009)	(5,811,071)
Net investment in properties	220,093,140	186,064,022

Mortgage receivable	1,100,000	1,100,000
Cash and cash equivalents	15,608,262	24,664,511
Restricted cash	791,526	864,271
Investment in securities	5,104,093	1,537,467
Accounts and rents receivable, (net of allowance of $329,210 and $273,581 as of March 31, 2001 and December 31, 2000, respectively)	2,115,858	2,747,257
Real estate tax and insurance escrow deposits	231,497	134,167
Loan fees (net of accumulated amortization of
$178,239 and $177,194 as of March 31, 2001 and
December 31, 2000, respectively)	872,493	518,930
Leasing fees (net of accumulated amortization of $16,868 and $17,246 as of March 31, 2001 and December 31, 2000, respectively)	63,210	61,394
Deferred acquisition costs	162,671	330,876
Other assets	97,801	165,018
Total assets	$246,240,551	$218,187,913
	=========	==========

See accompanying notes to consolidated financial statements.

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Consolidated Balance Sheets

(continued)

March 31, 2001 and December 31, 2000
(unaudited)

Liabilities and Stockholders' Equity
	March 31,	December 31,
	2001	2000
Liabilities:
Accounts payable	$312,817	$80,230
Accrued offering costs due to affiliates	114,154	227,589
Accrued offering costs due to non-affiliates	486,602	54,548
Accrued interest payable to non-affiliates	616,343	629,208
Accrued real estate taxes payable	640,288	--
Distributions payable	1,006,493	848,217
Security deposits	374,223	313,925
Mortgages payable	113,737,513	108,399,911
Unearned income	437,456	359,618
Other liabilities	2,832,739	1,323,098
Due to affiliates	229,523	169,933

Total liabilities	120,788,151	112,406,277

Minority interest in partnership	2,000	2,000

Stockholders' Equity:
Preferred Stock, $.01 par value, 10,000,000 shares authorized, none outstanding	--	--
Common Stock, $.01 par value, shares 100,000,000 authorized, 15,278,945 and 12,895,770 issued and outstanding at March 31, 2001 and December 31, 2000, respectively	152,789	128,957
Additional paid-in capital (net of costs of
Offering of $19,650,873 and $16,521,606 at March 31,2001 and December 31, 1999, respectively, of which $13,781,672 and $11,694,232 was paid or accrued to affiliates, respectively)	132,164,023	111,504,380
Accumulated distributions in excess of net income	(7,312,847)	(5,783,805)
Accumulated other comprehensive income (loss)	446,435	(69,896)

Total stockholders' equity	125,450,400	105,779,636

Commitments and contingencies

Total liabilities and stockholders' equity	$246,240,551	$218,187,913
	===========	==========

See accompanying notes to consolidated financial statements.

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Consolidated Statements of Operations

For the three months ended March 31, 2001 and 2000

(unaudited)
	March 31,	March 31,
	2001	2000

Income:
Rental income	$5,146,701	$3,475,191
Additional rental income	1,404,921	1,335,078
Interest and dividend income	373,426	200,950
Other income	3,187	3,599
Gain on sale of investment securities	13,911	--

	6,942,146	5,014,818
Expenses:
Professional services to non-affiliates	52,811	80,725
General and administrative expenses to affiliates	99,425	60,483
General and administrative expenses to non-affiliates	63,514	47,176
Property operating expenses to affiliates	330,074	199,455
Property operating expenses to non-affiliates	1,415,458	1,462,511
Mortgage interest to non-affiliates	2,126,819	1,766,153
Acquisition costs expense to affiliates	22,989	--
Acquisition costs expense to non-affiliates	14,591	3,877
Depreciation	1,510,938	906,081
Amortization	63,308	20,024

	5,699,927	4,546,485
Net income	$1,242,219	$468,333

Other comprehensive income: Unrealized gain on investment securities	516,331	--

Comprehensive income	$1,758,550	468,333
	============	==========
Net income per weighted average common share, basic and diluted	$.09	$.08
	============	==========

Weighted average number of common shares outstanding, basic and diluted	14,047,894	6,174,848
	============	==========

See accompanying notes to consolidated financial statements.

INLAND RETAIL REAL ESTATE TRUST, INC.
(a Maryland corporation)

Consolidated Statement of Stockholders' Equity

For the three months ended March 31, 2001
	Number of Shares	Common Stock	Additional Paid-in Capital	Accumulated Distributions in excess of Net Income	Accumulated Other Comprehensive Gain (Loss)	Total
Balance at December 31, 2000	12,895,770	$ 128,957	$ 111,504,380	$ (5,783,805)	$ (69,896)	$ 105,779,636

Net income	--	--	--	1,242,219	--	1,242,219
Unrealized gain on investment securities					516,331	516,331
Distributions declared ($.20 per weighted average number of common shares outstanding)	--	--	--	(2,771,261)	--	(2,771,261)
Proceeds from Offering including DRP (net of Offering costs of $3,129,267)	2,412,803	24,128	20,928,430	--	--	20,952,558
Retired stock	(29,628)	(296)	(268,787)	--	--	(269,083)
Balance at March 31, 2001	15,278,945	$ 152,789	$ 132,164,023	$ (7,312,847)	$ 446,435	$ 125,450,400
	=========	=========	=========	============	============	===========

See accompanying notes to consolidated financial statements.

INLAND RETAIL REAL ESTATE TRUST, INC.

(a Maryland corporation)

Consolidated Statements of Cash Flows

For the three months ended March 31, 2001 and 2000

(unaudited)
	March 31,	March 31,
	2001	2000
Cash flows from operating activities:
Net income	$1,242,219	$468,333
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	1,510,938	906,081
Amortization	63,308	20,024
Principal escrow	--	31,632
Gain on sale of investment stock	(13,911)	--
Rental income under master lease	90,861	99,658
Straight line rental income	(135,528)	(81,292)
Changes in assets and liabilities:
Accounts and rents receivable	766,926	(315,510)
Other assets	67,217	(274,719)
Real estate tax and insurance escrows	(97,330)	(59,747)
Deferred acquisition costs	168,205	--
Accrued interest payable to non-affiliates	(12,865)	71,440
Real estate tax payable	640,288	381,539
Accounts payable	232,587	232,608
Unearned income	77,838	150,886
Other liabilities	(118,365)	(120,790)
Security deposits	60,298	52,571
Due to affiliates	59,590	666,985
Net cash provided by operating activities	4,602,276	2,229,699

Cash flows from investing activities:
Restricted cash	72,745	192,308
Purchase of investment securities, net of margin account of $1,628,015	(1,544,596)	--
Proceeds from sale of investment securities	136,219	--
Purchase of investment properties	(35,441,667)	(8,540,755)
Additions to investment properties	(189,250)	(30,622)
Leasing fees	(7,000)	4,500
Net cash used in investing activities	(36,973,549)	(8,374,569)

See accompanying notes to consolidated financial statements.

INLAND RETAIL REAL ESTATE TRUST, INC.

(a Maryland corporation)

Consolidated Statements of Cash Flows

(continued)

For the three months ended March 31, 2001 and 2000

(unaudited)

	March 31,	March 31,
	2001	2000
Cash flows from financing activities:
Proceeds from offering	$24,081,825	$13,826,235
Repurchase of Shares	(269,083)	--
Payment of offering costs	(2,810,648)	(3,062,439)
Proceeds from issuance of debt	5,400,000	--
Principal payments of debt	(62,398)	(3,317,713)
Loan fees	(411,687)	(10,002)
Distributions paid	(2,612,985)	(1,064,064)
Net cash provided by financing activities	23,315,024	6,372,017

Net increase (decrease) in cash and cash equivalents	(9,056,249)	227,147

Cash and cash equivalents at January 1,	24,664,511	14,869,164

Cash and cash equivalents at March 31,	$15,608,262	$15,096,311
	=========	=========

Supplemental schedule of noncash investing and financing activities:

Distributions payable	$1,006,423	$418,582
	=========	=========

Cash paid for interest	$2,139,684	$1,694,713
	=========	=========

See accompanying notes to consolidated financial statements.

Notes to Consolidated Financial Statements

March 31, 2001

(unaudited)

The accompanying consolidated financial statements have been prepared in accordance with accounting principals generally accepted in the United States of America for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. Readers of this Quarterly Report should refer to the audited financial statements of Inland Retail Real Estate Trust, Inc. (the "Company") for the fiscal year ended December 31, 2000, which are included in the Company's 2000 Annual Report, as certain footnote disclosures contained in such audited financial statements have been omitted from this Report.

(1) Organization and Basis of Accounting

Inland Retail Real Estate Trust, Inc. (the "Company") was formed on September 3, 1998 to acquire and manage a diversified portfolio of real estate, primarily multi-tenant shopping centers. It is anticipated that the Company will initially focus on acquiring properties in the southeastern states, primarily Florida, Georgia, North Carolina and South Carolina. The Company may also acquire single-user retail properties in locations throughout the United States, certain of which may be sale and leaseback transactions, net leased to creditworthy tenants. Inland Retail Real Estate Advisory Services, Inc. (the "Advisor"), an affiliate of the Company, is the advisor to the Company. On February 11, 1999, the Company commenced an initial public offering (the "Initial Offering"), on a best efforts basis of 50,000,000 shares of common stock ("Shares") at $10 per Share and 4,000,000 Shares at $9.50 per Share which may be distributed pursuant to the Company's Distribution Reinvestment Program ("DRP"). As of January 31, 2001, the Company had received subscriptions for a total of 13,707,349 Shares. The Company began an additional offering on February 1, 2001 (the "Subsequent Offering"). As of March 31, 2001, the Company has received subscriptions for a total of 1,318,162 Shares in the Subsequent Offering. In addition, the Company has issued 340,280 Shares pursuant to the Company's DRP. As of March 31, 2001, the Company has repurchased a total of 86,846 Shares through the Company's Share Repurchase Program for $785,952.

The Company is qualified and has elected to be taxed as a real estate investment trust ("REIT") under Section 856 through 860 of the Internal Revenue Code of 1986. Since the Company qualifies for taxation as a REIT, the Company generally will not be subject to federal income tax to the extent it distributes at least 95%(90% for taxable years beginning after December 31, 2000) of its REIT taxable income to its stockholders. If the Company fails to qualify as a REIT in any taxable year, the Company will be subject to federal income tax on its taxable income at regular corporate tax rates. Even if the Company qualifies for taxation as a REIT, the Company may be subject to certain state and local taxes on its income and property and federal income and excise taxes on its undistributed income.

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Notes to Consolidated Financial Statements

(Continued)

March 31, 2001

(unaudited)

Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Life Assets to be Disposed of", requires the Company to record an impairment loss on its property held for investment whenever its carrying value cannot be fully recovered through estimated undiscounted future cash flows from operations and sale of the property. The amount of the impairment loss to be recognized would be the difference between the property's carrying value and the property's estimated fair value. As of March 31, 2001, the Company does not believe any such impairment of its properties exists.

The Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents and are carried at cost, which approximates market.

Depreciation expense is computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 30 years for buildings and 15 years for the site improvements. Tenant improvements are amortized on a straight-line basis over the life of the related leases.

Leasing fees are amortized on a straight-line basis over the life of the related lease.

Loan fees are amortized on a straight-line basis over the life of the related loans.

Offering costs are offset against the Stockholders' equity accounts and consist principally of printing, selling and registration costs.

Rental income is recognized on a straight-line basis over the term of each lease. The difference between rental income earned on a straight-line basis and the cash rent due under the provisions of the lease agreements is recorded as deferred rent receivable and is included as a component of accounts and rents receivable in the accompanying Consolidated Balance Sheets.

The Company believes that the interest rates associated with the mortgages payable approximate the market interest rates for these types of debt instruments, and as such, the carrying amount of the mortgages payable approximate their fair value.

The carrying amount of mortgage receivable, cash and cash equivalents, restricted cash, accounts and rents receivable, investments in securities, real estate tax and insurance escrows, deposits, other assets, accounts payable and other liabilities, accrued offering costs to affiliates and non-affiliates, accrued interest payable to non-affiliates, accrued real estate taxes payable, distributions payable, other liabilities and due to affiliates approximate fair value because of the relatively short maturity of these instruments.

On December 2, 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin 101, "Revenue Recognition in Financial Statements" (SAB 101). The staff determined that a lessor should defer recognition of contingent rental income such as percentage/excess rent until the specified breakpoint that triggers the contingent rental income is achieved. The Company records percentage rental revenue in accordance with the SAB 101.

Notes to Consolidated Financial Statements

(Continued)

March 31, 2001

(unaudited)

The Company classifies its investment in securities in one of three categories: trading, available-for-sale, or held-to-maturity. Trading securities are bought and held principally for the purpose of selling them in the near term. Held-to-maturity securities are those securities in which the Company has the ability and intent to hold the security until maturity. All securities not included in trading or held-to-maturity are classified as available for sale. Investment in securities at March 31, 200l and December 31, 2000 consist principally of preferred stock investments in various real estate investment trusts and are classified as available-for-sale securities and are recorded at fair value. Unrealized holding gains and losses on available-for-sale securities are excluded from earnings and reported as a separate component of comprehensive income until realized. Realized gains and losses from the sale of available-for-sale securities are determined on a specific identification basis. A decline in the market value of any available-for-sale security below cost that is deemed to be other than temporary results in a reduction in the carrying amount to fair value. The impairment is charged to earnings and a new cost basis for the security is established. Dividend income is recognized when earned. Additionally, the Company has purchased its securities through a margin account. As of March 31, 2001 and December 31, 2000, the Company has recorded a payable of $1,980,382 and $352,376, respectively for securities purchased on margin.

The Company adopted FASB Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," which established accounting and reporting standards requiring that every derivative instrument, including certain derivative instruments imbedded in other contracts, be reported in the Balance Sheet as either an asset or liability measured at its fair value. The statement also requires that the changes in the derivative's fair value be recognized in earnings unless specific hedge accounting criteria are met. The company does not have any material hedging instruments.

(2) Basis of Presentation

The accompanying Consolidated Balance Sheets includes the accounts of the Company, as well as the accounts of the operating partnership, in which the Company has an approximately 99% controlling general partner interest. The Advisor owns the remaining approximately 1% limited partner common units in the operating partnership for which it paid $2,000 and which is reflected as a minority interest in the accompanying Consolidated Balance Sheets. The effect of all significant intercompany transactions have been eliminated.

Notes to Consolidated Financial Statements

(Continued)

March 31, 2001

(unaudited)

(3) Transactions with Affiliates

As of March 31, 2001 and December 31, 2000, the Company had incurred $19,650,872 and $16,521,606 of offering costs, respectively, of which $13,781,672 and $11,694,232 was paid to affiliates. Pursuant to the terms of the offerings, the Advisor is required to pay organizational and offering expenses (excluding sales commissions, the marketing contribution and the due diligence expense allowance) in excess of 5.5% of the gross proceeds of the offering ("Gross Offering Proceeds") or all organization and offering expenses (including selling commissions) which together exceed 15% of Gross Offering Proceeds. As of March 31, 2001 and December 31, 2000 Offering costs did not exceed the 5.5% and 15% limitations and the Company anticipates that these costs will not exceed these limitations upon completion of the offering. Any excess amounts at the completion of the offering will be reimbursed by the Advisor.

The Advisor and its affiliates are entitled to reimbursement for salaries and expenses of employees of the Advisor and its affiliates relating to the offering. In addition, an affiliate of the Advisor is entitled to receive selling commissions, a marketing contribution and a due diligence expense allowance from the Company in connection with the offering. Such costs are offset against the stockholders' equity accounts. Such costs totaled $13,781,673 and $6,907,685 as of March 31, 2001 and December 31, 2000 respectively, of which $114,154 and $227,589 was unpaid at March 31, 2001 and December 31, 2000, respectively.

The Advisor and its affiliates are entitled to reimbursement for salaries and expenses of employees of the Advisor and its affiliates relating to the administration of the Company. Such costs are included in professional services to affiliates and general and administrative expenses to affiliates and acquisition costs. During the periods ended March 31, 2001 and 2000 the Company incurred $122,414 and $60,483, respectively of these costs, of which $229,523 and $169,933 remained unpaid as March 31, 2001 and December 31, 2000, respectively

An affiliate of the Advisor provides loan servicing to the Company for a monthly fee. Such fees totaled $8,700 and $11,055 in the periods ended March 31, 2001 and 2000, respectively. An agreement with the Company allows for annual fees totaling .05% of the first $100,000,000 mortgage balance outstanding and .03% of the remaining mortgage balance, payable monthly.

The Advisor has contributed $200,000 to the capital of the Company for which it received 20,000 Shares.

The Company uses the services of an affiliate of the Advisor to facilitate the mortgage financing that the Company obtained on some of the properties purchased. During the quarter March 31, 2001 and 2000, no such fees were incurred.

The Advisor may receive an annual Advisor Asset Management Fee of not more than 1% of the Average Invested Assets, paid quarterly. For any year in which the Company qualifies as a REIT, the Advisor must reimburse the Company: (i) to the extent that the Advisor Asset Management Fee plus other operating expenses paid during the previous calendar year exceed 2% of the Company's average invested assets for the calendar year or 25% of the Company's Net Income for that calendar year; and (ii) to the extent that stockholders have not received an annual distribution equal to or greater than the 7% Current Return. For the three months ended March 31, 2001 and 2000, no such fees were accrued or paid.

Notes to Consolidated Financial Statements

(Continued)

March 31, 2001

(unaudited)

The property manager, an entity owned principally by individuals who are affiliates of the Advisor, is entitled to receive property management fees totaling 4.5% of gross operating income, for management and leasing services. The Company incurred and paid property management fees of $330,074 and $199,455 for the three months ended March 31, 2001 and 2000, respectively.

(4) Stock Option Plan and Soliciting Dealer Warrants

The Company adopted an Independent Director Stock Option Plan which, subject to certain conditions, provides for the grant to each Independent Director of an option to acquire 3,000 Shares following their becoming a Director and for the grant of additional options to acquire 500 Shares on the date of each annual stockholders' meeting commencing with the annual meeting in 2000 if the Independent Director is a member of the board of directors on such date. The options granted for the initial 3,000 Shares are exercisable as follows: 1,000 Shares on the date of grant and 1,000 Shares on each of the first and second anniversaries of the date of grant. The subsequent options will be exercisable on the second anniversary of the date of grant. The initial options will be exercisable at $9.05 per Share. The subsequent options will be exercisable at the fair market value of a Share on the last business day preceding the annual meeting of Stockholders, and shall be $9.05 per Share until the earlier of the termination of the offering or February 11, 2001. As of March 31, 2001 and December 31, 2000, options to acquire 10,500 Shares had been issued.

In addition to sales commissions, the dealer manager of the Offering (an affiliate of the Advisor) has the right to purchase one soliciting dealer warrant for $.0008 for each 25 Shares sold by such soliciting dealer during the offering, subject to state and federal securities laws and subject to the issuance of a maximum of 2,000,000 soliciting dealer warrants to purchase an equivalent number of Shares. The dealer manager intends to reallow such warrants to the soliciting dealers who sold such Shares. The holder of a soliciting dealer warrant will be entitled to purchase one Share from the Company at a price of $12 during the period commencing one year from the date of the first issuance of any of the soliciting dealer warrants and ending five years after February 11, 1999. As of March 31, 2001, soliciting dealer warrants to acquire 599,811 Shares have been issued. These warrants have nominal value and none had been exercised at March 31, 2001 and December 31, 2000.

Notes to Consolidated Financial Statements

(Continued)

March 31, 2001

(unaudited)

(5) Investment Properties

An affiliate of the Company initially purchased seven of the investment properties on behalf of the Company. The Company subsequently purchased each of those properties from this affiliate at their costs upon receipt of proceeds from the Offering.

		Initial Costs (A)			Gross amount at which Carried at March 31, 2001
									Date
			Buildings	Adjustments		Buildings			Con-
			And	to		And		Accumulated	Stru-	Date
	Encumbrance	Land	Improvements	Basis (B)	Land	Improvements	Total	Depreciation	cted	Acquired
Multi-Tenant Retail
Lake Walden Square Plant City, FL	9,913,653	3,006,662	11,549,586	41,421	3,006,662	11,591,007	14,597,669	897,856	1992	05/99
Merchants Square Zephyrhills, FL	3,167,437	992,225	4,749,818	12,812	992,225	4,762,630	5,754,855	351,986	1993	06/99
Town Center Commons Kennesaw, GA	4,750,000	3,293,792	6,350,835	(80,159)	3,293,792	6,270,676	9,564,468	429,064	1998	07/99
Boynton Commons Boynton Beach, FL	15,125,000	8,698,355	21,803,370	(5,040)	8,698,355	21,798,330	30,496,685	1,317,259	1998	07/99
Lake Olympia Square (C) Ocoee, FL	5,738,423	2,567,471	7,306,483	(20,238)	2,562,471	7,291,245	9,853,716	433,814	1995	09/99
Bridgewater Marketplace Orlando, FL	2,987,500	783,492	5,221,618	(62,781)	783,492	5,158,837	5,942,329	291,805	1998	09/99
Bartow Marketplace Cartersville, GA	13,475,000	6,098,178	18,308,271	4,071	6,098,178	18,312,342	24,410,520	976,553	1995	09/99
Countryside Naples, FL	6,720,000	1,117,428	7,478,173	9,570	1,117,428	7,487,743	8,605,171	402,248	1997	10/99
Casselberry Commons Naples, FL	8,703,000	6,702,658	11,191,912	(87,277)	6,702,658	11,104,635	17,807,293	583,175	1973/ 1998	12/99
Conway Plaza Orlando, FL	5,000,000	2,215,325	6,332,434	148,574	2,215,325	6,481,008	8,696,333	303,959	1985/ 1999	02/00
Pleasant Hill Duluth, GA	17,120,000	4,805,830	29,526,305	(120,630)	4,805,830	29,405,675	34,211,505	840,340	1997/ 2000	05/00
Gateway Marketplace St. Petersburg, FL	15,637,500	6,351,848	14,576,808	19,531	6,351,848	14,596,339	20,948,187	345,093	1997/ 2000	07/00
Columbia Promenade Kissimmee, FL	5,400,000	1,483,736	5,929,323	(700)	1,483,736	5,928,623	7,412,359	40,719	2000	01/01
Kmart Macon, GA	--	1,173,426	7,860,904	--	1,173,426	7,860,904	9,034,330	55,194	2000	02/01

Notes to Consolidated Financial Statements

(Continued)

March 31, 2001

(unaudited)

(5) Investment Properties (continued)

		Initial Costs (A)			Gross amount at which Carried at March 31, 2001
									Date
			Buildings	Adjustments		Buildings			Con-
			And	to		And		Accumulated	Stru-	Date
	Encumbrance	Land	Improvements	Basis (B)	Land	Improvements	Total	Depreciation	cted	Acquired

Lowes Warner Robbins, GA	--	2,450,999	6,983,898	--	2,450,999	6,983,898	9,434,897	48,705	2000	02/01
West Oaks Ocoee, FL	--	3,837,455	5,756,151	--	3,837,455	5,756,151	9,593,606	--	2000	03/01
DEVELOPMENT PARCELS
Acworth Avenue Retail Shopping Center Acworth, GA.	--	959,257	--	78,964	959,257	78,964	1,038,221	--		12/00

Subtotals	113,737,513	56,538,137	170,925,889	(61,882)	56,533,137	170,869,007	227,402,144	7,317,770
	=========	=========	=========	=========	=========	=========
Furniture and Equipment							13,005	4,239
Total							227,415,149	7,322,009
							=========	=========

INLAND RETAIL REAL ESTATE TRUST, INC.

Notes to Consolidated Financial Statements

(Continued)

March 31, 2001

(unaudited)

(A) The initial cost to the Company represents the original purchase price of the property from an affiliate of the Advisor, or an unaffiliated third party, including amounts incurred subsequent to acquisition, most of which were contemplated at the time the property was acquired.

(B) Adjustments to basis includes additions to investment properties net of payments received under master lease agreements. (Note 6)

(C) When Lake Olympia Square was purchased by an affiliate of our Advisor, $234,145 was escrowed at the closing. At the time of purchase by the Company, $89,400 of these funds remained available to be used on a monthly basis to pay the principal portion of the debt service through July 2000. Accordingly, the net effect of this structure is that the Company had paid only the interest portion of the debt service through July 2000. The cumulative amount received by the Company was $89,400 as of September 30, 2000, which is reflected as an adjustment to the basis of the property.

(6) Leases

Master Leases

In connection with certain acquisitions, the Company receives payments under master lease agreements on some of the space which was vacant at the time of the purchase, for periods ranging from one to two years after the date of the purchase or until the spaces are leased. GAAP requires that as these payments are received, they be recorded as a reduction in the basis of the property. The cumulative amount of such payments was $628,522 as of March 31, 2001 and $537,661 as of December 31, 2000.

Operating Leases

Certain tenant leases contain provisions providing for stepped rent increases and rent abatements. GAAP requires the Company to record rental income for the period of occupancy using the effective monthly rent, which is the average monthly rent for the entire period of occupancy during the term of the lease. The accompanying consolidated financial statements include an increase of $135,528 and 81,292 for the three months ended March 31, 2001 and 2000, respectively, of rental income for the period of occupancy for which stepped rent increases apply and $763,825 and $628,286 in the related accounts and rents receivable as of March 31, 2001 and December 31, 2000, respectively. The Company anticipates collecting these amounts over the terms of the related leases as scheduled rent payments are made.

INLAND RETAIL REAL ESTATE TRUST, INC.

Notes to Consolidated Financial Statements

(Continued)

March 31, 2001

(unaudited)

Minimum lease payments to be received in the future under operating leases, excluding rental income under master lease agreements and assuming no expiring leases are renewed, are as follows:

Minimum Lease
Payments

2001	$21,856,637
2002	21,753,045
2003	20,924,410
2004	19,418,373
2005	18,129,179
Thereafter	147,174,564

Total	$249,256,208
==========

Remaining lease terms range from one year to fifty-five years. Pursuant to the lease agreements, tenants of the property are required to reimburse the Company for some or all of their pro rata share of the real estate taxes, operating expenses and management fees of the property. Such amounts are included in additional rental income.

(7) Mortgages Payable

Mortgages payable consist of the following at March 31, 2001:
Property as Collateral	Current Interest Rate	Maturity Date	Monthly Payments	Balance at March 31, 2001	Balance at December 31, 2000
Lake Walden Square	7.63%	11/2007	$ 72,584 (a)	$ 9,913,653	$ 9,941,942
Merchants Square	7.25%	11/2008	(b)	3,167,437	3,167,437
Town Center Commons	7.00%	04/2006	(b)	4,750,000	4,750,000
Boynton Commons	7.21%	03/2006	(b)	15,125,000	15,125,000
Lake Olympia Square	8.25%	04/2007	50,978 (a)	5,738,423	5,772,532
Bridgewater Marketplace	7.01%	09/2006	(c)	2,987,500	2,987,500
Bartow Marketplace	7.75%	09/2004	(b)	13,475,000	13,475,000
Countryside Shopping Center	7.01%	05/2001	(c)	6,720,000	6,720,000
Casselberry Commons	7.64%	04/2006	(b)	8,703,000	8,703,000
Conway Plaza*	6.93%	06/2005	(c)	5,000,000	5,000,000
Pleasant Hill Square	7.35%	06/2005	(b)	17,120,000	17,120,000
Gateway Marketplace*	7.18%	08/2001	(c)	5,212,500	5,212,500
Gateway Marketplace	7.94%	08/2005	(b)	10,425,000	10,425,000
Columbia Promenade*	7.18%	02/2002	(c)	1,800,000	--
Columbia Promenade	7.61%	02/2006	(b)	3,600,000	--

				$ 113,737,513	$ 108,399,911
				==========	===========

INLAND RETAIL REAL ESTATE TRUST, INC.

Notes to Consolidated Financial Statements

(Continued)

March 31, 2001

(unaudited)

(a) Payments include principal and interest at a fixed rate.

(b) Payments include interest only at a fixed rate.

(c) Payments include interest only. Payments on these mortgages adjust monthly and are calculated based on a floating rate over LIBOR.

* Certain of the mortgages payable are subject to guarantees, in which the Company has guaranteed all or a portion of the payment on these notes to the lender.

In addition, the Company has secured an acquisition line of credit in the amount of $14,000,000. Funds are available to be drawn through the maturity date of March 27, 2002 and will carry interest at the rate of 1.75% over LIBOR. As of March 31, 2001 the Company had received no advances on the line.

All of these mortgages are serviced by an affiliate of the Advisor on behalf of the Company. The affiliate receives servicing fees at a market rate for such services.

(8)  Mortgage Receivable

On December 21, 2000 the Company funded a $1,100,000 mortgage note receivable on a 49,749 square foot shopping center currently under construction, located in Lauderhill, Florida. The principal amount of $1,100,000 is secured by a second mortgage on the property and personal guaranties of the borrower. The note bears an interest rate of 10% per annum and matures August 31, 2002. The Company, at its option may elect to purchase this property upon completion, subject to certain contingencies.

(9) Segment Reporting

The Company owns and seeks to acquire multi-tenant shopping centers in the southeastern states, primarily Florida, Georgia, North Carolina and South Carolina. All of the Company's shopping centers are located within Florida and Georgia. The Company's shopping centers are typically anchored by grocery and drug stores complemented with additional stores providing a wide range of other goods and services to shoppers.

The Company assesses and measures operating results on an individual property basis for each of its properties based on net property operations. Since all of the Company's properties exhibit highly similar economic characteristics, cater to the day-to-day living needs of their respective surrounding communities, and offer similar degrees of risk and opportunities for growth, the properties have been aggregated and reported as one operating segment.

The property revenues and net property operations of the reportable segments are summarized in the following tables for the three month periods ended March 31, 2001 and 2000, along with a reconciliation to net income. Property asset information is as of March 31, 2001 and December 31, 2000.

INLAND RETAIL REAL ESTATE TRUST, INC.

Notes to Consolidated Financial Statements

(Continued)

March 31, 2001

(unaudited)

	2001	2000

Total property revenues	$6,551,622	$4,810,269
Total property operating expenses	1,745,532	1,661,966
Mortgage interest	2,126,819	1,766,153

Net property operations	2,679,271	1,382,150

Interest and dividend income	373,426	200,950
Other income	3,187	3,599
Gain on sale of investment securities	13,911	--
Less non property expenses:
Professional services	52,811	80,725
General and administrative	162,939	107,659
Acquisition costs expensed	37,580	3,877
Depreciation and amortization	1,574,247	926,105

Net income	$1,242,219	$468,333

Total Assets
Investment properties	$220,093,140	$186,064,022
Non-segment assets	26,147,411	32,123,891
	$246,240,551	$218,187,913
	==========	==========

(10) Earnings per Share

Basic earnings per share ("EPS") is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted EPS is computed by reflecting the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the Company.

As of March 31, 2001, warrants to purchase 599,811 shares of common stock at a price of $12.00 per share were outstanding, but were not included in the computation of diluted EPS because the exercise price of such warrants was greater than the average market price of common shares. The weighted average number of common shares outstanding were 14,047,894 and 6,174,848 for the periods ended March 31, 2001 and 2000, respectively.

INLAND RETAIL REAL ESTATE TRUST, INC.

Notes to Consolidated Financial Statements

(Continued)

March 31, 2001

(unaudited)

(11) Commitment and Contingencies

On behalf of the Company, the Advisor is currently exploring the purchase of additional shopping centers from unaffiliated third parties.

The Company is not subject to any material pending legal proceeding.

(12) Subsequent Events

The Company paid distributions of $1,006,493 and $1,105,186 to its stockholders in April and May, 2001, respectively.

On April 27, 2001, the Company purchased three existing retail properties from an unaffiliated party for approximately $9,742,000, by paying the entire purchase price in cash. The properties are expected to be financed in the future. The entire fee simple interest in each property is owned by a separate, wholly owned Delaware limited liability company. The properties are located in Chattanooga, Tennessee, Daytona Beach, Florida and Fredericksburg, Virginia and contain approximately 26,040, 26,194 and 26,067 gross leasable square feet, respectively. PETsMART occupies 100% of the gross leasable area of each of the properties.

The Company issued 2,384,340 Shares of Common Stock from March 31, 2001 through May 8, 2001, resulting in a total of 17,663,285 Shares of Common Stock outstanding.

Inland Retail Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
March 31, 2001
(unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisitions of the properties indicated in Note B had occurred on March 31, 2001.

This unaudited Pro Form Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at March 31, 2001, nor does it purport to represent our future financial position. No pro forma adjustments were made for Universal Plaza as the property's construction had not been completed as of March 31, 2001. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

Inland Retail Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
March 31, 2001
(unaudited)
		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma
Assets

Net investment properties	$220,093,140	64,461,000	284,554,140
Cash	15,608,262	-	15,608,262
Investment in securities	5,104,093	-	5,104,093
Restricted cash	791,526	-	791,526
Mortgage receivable	1,100,000	-	1,100,000
Accounts and rents receivable	2,115,858	-	2,115,858
Real estate tax and insurance escrows	231,497	-	231,497
Furniture and Equipment	-	-	-
Loan fees, net	872,493	-	872,493
Leasing fees, net	63,210	-	63,210
Deferred acquisition costs	162,671	-	162,671
Other assets	97,801	-	97,801

Total assets	$246,240,551	64,461,000	310,701,551

Liabilities and Stockholders' Equity

Accounts payable	312,817	-	312,817
Accrued offering costs	600,756	-	600,756
Accrued interest payable	616,343	-	616,343
Real estate taxes payable	640,288	-	640,288
Distribution payable	1,006,493	-	1,006,493
Security deposits	374,223	-	374,223
Mortgages payable	113,737,513	-	113,737,513
Unearned income	437,456	-	437,456
Other liabilities	2,832,739	-	2,832,739
Due to Affiliates	229,523	-	229,523

Total liabilities	120,788,151	-	120,788,151

Minority interest in partnership (C)	2,000	-	2,000

Common Stock	152,789	74,955	227,744
Additional paid-in capital (net of Offering costs) (D)	132,164,023	64,386,045	196,550,068
Accumulated distributions in excess of net income	(7,312,847)	-	(7,312,847)
Accumulated other comprehensive income	446,435	-	446,435

Total stockholders' equity	125,450,400	64,461,000	189,911,400

Total liabilities and stockholders' equity	$246,240,551	64,461,000	310,701,551

See accompanying notes to pro forma consolidated balance sheet.

Inland Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Balance Sheet
March 31, 2001
(unaudited)

  The historical column represents our Consolidated Balance Sheet as of March 31, 2001. As of March 31, 2001, the Company had sold 15,005,511 shares to the public resulting in gross proceeds of $149,320,977 and an additional 340,280 shares pursuant to the DRP for $3,232,660 of additional gross proceeds. In addition, we have received the Advisor's capital contribution of $200,000 for which it was issued 20,000 shares. As of March 31, 2001, the Company has repurchased a total of 86,846 shares through the Company's Share Repurchase Program for a total of $785,952.

  The pro forma adjustments reflect the acquisition of the following property:
		The
	Sand Lake	PETsMART	Wood Stock	JoAnn
	Corners	Properties	Square	Fabrics	Total
Assets

Net investment in properties	$22,225,000	9,742,000	27,592,000	4,902.000	64,461,000
Cash	-	-	-	-	-
Restricted cash	-	-	-	-	-
Loan fees, net	-	-	-	-	-
Other assets	-	-	-	-	-

Total assets	$22,225,000	9,742,000	27,592,000	4,902.000	64,461,000

Liabilities and Stockholders' Equity

Accrued real estate taxes	-	-	-	-	-
Security deposits	-	-	-	-	-
Mortgages payable	-	-	-	-	-
Other liabilities	-	-	-	-	-

Total liabilities	-	-	-	-	-

Common Stock	25,843	11,328	32,084	5,700	74,955
Additional paid in capital (net of Offering costs)	22,199,157	9,730,672	27,559,916	4,896,300	64,386,045

Total stockholders equity	22,225,000	9,742,000	27,592,000	4,902,000	64,461,000

Total liabilities and stockholders' equity	$22,225,000	9,742,000	27,592,000	4,902,000	64,461,000

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Balance Sheet
  March 31, 2001
  (unaudited)

  The Pro Forma Consolidated Balance Sheet includes the accounts of the Operating Partnership in which the Company has an approximately 99% controlling general partner interest. The Advisor owns the remaining approximately 1% limited partnership common units in the Operating Partnership for which it paid $2,000 and which is reflected as a minority interest.

  Additional offering proceeds of $74,955,000, net of additional offering costs of $10,494,000 are reflected as received as of March 31, 2001, prior to the purchase of the properties. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

  No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised.

Inland Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the three months ended March 31, 2001
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to effect the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2000.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the three months ended March 31, 2001, nor does it purport to represent our future financial position. No pro forma adjustments were made for Universal Plaza and Woodstock Square as no significant operations had commenced as of March 31, 2001. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

Inland Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the three months ended March 31, 2001
(unaudited)
		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma

Rental income	$5,146,701	1,351,180	6,497,881
Percentage rental income	-	-	-
Additional rental income	1,404,921	150,223	1,555,144
Interest income	373,426	-	373,426
Other income	17,098	-	17,098

Total income	6,942,146	1,501,403	8,443,549

Professional services	52,811	-	52,811
General and administrative expenses	162,939	-	162,939
Advisor asset management fee (C)	-	46,085	46,085
Property operating expenses	1,415,458	172,557	1,588,015
Management fee (G)	330,074	67,560	397,634
Interest expense	2,126,819	-	2,126,819
Acquisition costs expensed	37,580	-	37,580
Depreciation (D)	1,510,938	320,525	1,831,463
Amortization	63,308	-	63,308

Total expenses	5,699,927	606,727	6,306,654

Net income before comprehensive income	1,242,219	894,676	2,136,895

Unrealized holding loss on investment securities	516,331	-	516,331

Net income (F)	$1,758,550	894,676	2,653,226

Weighted average number of shares of common stock outstanding (E)	14,047,894		21,554,994

Basic and diluted net income per weighted average shares of common stock outstanding (E)	.09		.10

See accompanying notes to pro forma consolidated statement of operations.

Inland Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the three months ended March 31, 2001
(unaudited)

  Historical information represents the historical statement of operations of the Company for the year ended March 31, 2001 as filed with the SEC on Form 10-K.
  Total pro forma adjustments for acquisitions are as though they were acquired January 1, 2000.

	Columbia			West Oaks
	Promenade	Lowe's	K Mart	Town Center

Rental income	$16,770	113,750	113,418	195,953
Percentage rental income	-	-	-	-
Additional rental income	4,462	-	-	44,631

Total income	21,232	113,750	113,418	240,584

Advisor asset management fee	-	-	-	-
Property operating expenses	6,467	-	-	57,347
Management fee	955	5,118	5,103	10,826
Interest expense	-	-	-	-
Depreciation	-	16,083	14,416	59,750
Amortization	-	-	-	-

Total expenses	7,422	21,201	19,519	127,923

Net income	$13,810	92,549	93,899	112,661

		The
	Sand Lake	PETsMART	JoAnn	Total
	Corners	Properties	Fabrics	Pro Forma

Rental income	$540,134	225,237	115,918	1,351,180
Percentage rental income	-	-	-	-
Additional rental income	101,130	-	-	150,223

Total income	641,264	225,237	115,918	1,501,403

Advisor asset management fee	27,780	12,177	6,128	46,085
Property operating expenses	108,743	-	-	172,557
Management fee	28,857	11,485	5,216	67,560
Interest expense	-	-	-	-
Depreciation	138,750	60,888	30,638	320,525
Amortization	-	-	-	-

Total expenses	304,130	84,550	41,982	606,727

Net income	$337,134	170,687	73,936	894,676

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the three months ended March 31, 2001
  (unaudited)

  The advisor asset management fee will be subordinated to the shareholders' receipt of a stated return. The advisor asset management fee has been calculated as .5% of the cost of acquisition of the properties, based on the Company's projection of the amount to be subordinated.

  Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years for buildings and fifteen years for improvements. The allocation of land, buildings and improvements was based upon values stated in the related appraisal.

  The pro forma weighted average shares of common stock outstanding for the three months ended March 31, 2001 was calculated using the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Advisor in connection with our organization.

  The net income allocable to the minority interest is immaterial, and therefore, has been excluded.

  Management fees are calculated as 4.5% of gross revenues.

Inland Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2000
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to effect the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2000.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2000, nor does it purport to represent our future financial position. The pro forma adjustments for Columbia Promenade and West Oaks Town Center are based on a completion date of October 2000. No pro forma adjustments were made for Universal Plaza and Woodstock Square as construction was not complete as of December 31, 2000. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

Inland Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2000
(unaudited)
		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma

Rental income	$16,349,483	7,337,523	23,687,006
Percentage rental income	-	57,900	57,900
Additional rental income	4,734,088	701,297	5,435,385
Interest income	845,013	-	845,013
Other income	195,329	-	195,329

Total income	22,123,913	8,096,720	30,220,633

Professional services	188,295	-	188,295
General and administrative expenses	448,451	-	448,451
Advisor asset management fee (C)	120,000	447,009	567,009
Property operating expenses	5,352,184	906,754	6,258,938
Management fee (G)	926,978	365,346	1,292,324
Interest expense (H)	8,126,587	1,055,208	9,181,795
Acquisition costs expensed	148,494	-	148,494
Depreciation (D)	4,581,748	2,060,272	6,642,020
Amortization	170,662	64,506	235,168

Total expenses	20,063,399	4,899,095	24,962,494

Net income before comprehensive income	2,060,514	3,197,625	5,268,139

Unrealized holding loss on investment securities	69,896	-	69,896

Net income (F)	$1,990,618	3,197,625	5,188,243

Weighted average number of shares of common stock outstanding (E)	8,590,250		16,097,350

Basic and diluted net income per weighted average shares of common stock outstanding (E)	.24		.33

See accompanying notes to pro forma consolidated statement of operations.

Inland Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2000
(unaudited)

  Historical information represents the historical statement of operations of the Company for the year ended December 31, 2000 as filed with the SEC on Form 10-K.
  Total pro forma adjustments for acquisitions are as though they were acquired January 1, 2000.
		Pleasant	Gateway
	Conway	Hill	Market	Columbia
	Plaza	Square	Center	Promenade	Lowe's

Rental income	$51,435	1,011,548	956,517	100,628	910,000
Percentage rental income	-	-	-	-	-
Additional rental income	6,690	174,251	179,843	25,611	-

Total income	58,125	1,185,799	1,136,360	126,239	910,000

Advisor asset management fee	10,600	85,854	52,560	9,172	47,250
Property operating expenses	19,674	200,289	200,881	36,957	-
Management fee	3,615	53,360	51,134	5,680	40,950
Interest expense	-	500,098	555,110	-	-
Depreciation	21,500	360,120	270,800	61,000	193,000
Amortization	-	11,502	53,004	-	-

Total expenses	55,389	1,211,223	1,183,489	112,809	281,200

Net income (loss)	$2,736	(25,424)	(47,129)	13,430	628,800

				Three
		West Oaks	Sand Lake	PETsMART
	K Mart	Town Center	Corners	Properties

Rental income	$907,350	133,282	1,752,143	1,020,949
Percentage rental income	57,900	-	-	-
Additional rental income	-	8,673	306,229	-

Total income	965,250	141,955	2,058,372	1,020,949

Advisor asset management fee	45,250	11,978	111,125	48,710
Property operating expenses	-	53,773	395,180	-
Management fee	43,436	6,388	92,626	45,942
Interest expense	-	-	-	-
Depreciation	173,000	59,750	555,000	243,550
Amortization	-	-	-	-

Total expenses	261,686	131,889	1,153,931	338,202

Net income (loss)	$703,564	10,066	904,441	682,747

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2000
  (unaudited)

	JoAnn	Total
	Fabrics	Pro Forma

Rental income	$493,671	7,337,523
Percentage rental income	-	57,900
Additional rental income	-	701,297

Total income	493,671	8,096,720

Advisor asset management fee	24,510	447,009
Property operating expenses	-	906,754
Management fee	22,215	365,346
Interest expense	-	1,055,208
Depreciation	122,552	2,060,272
Amortization	-	64,506

Total expenses	169,277	4,899,095

Net income (loss)	$324,394	3,197,625

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2000
  (unaudited)

  Acquisition of Columbia Promenade

  Reconciliation of Gross Income and Direct Operating Expenses for the period from October 5, 2000 through December 31, 2000 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

	*As	Pro Forma
	Reported	Adjustments	Total
Rental income	$100,628	-	100,628
Additional rental income	25,611	-	25,611

Total income	126,239	-	126,239

Advisor asset management fee	-	9,172	9,172
Property operating expenses	36,957	-	36,957
Management fees	-	5,680	5,680
Depreciation	-	61,000	61,000

Total expenses	36,957	78,852	112,809

Net income (loss)	$89,282	(75,852)	13,430

  Acquisition of Lowe's

  This pro forma adjustment reflects the purchase of Lowe's as if the Company had acquired the property as of January 1, 2000, and is based on information provided by the Seller.

	Year ended	Pro Forma
	12/31/00	Adjustments	Total

Rental income	$910,000	-	910,000

Total income	910,000	-	910,000

Advisor asset management fee	-	47,250	47,250
Property operating expenses	-	-	-
Management fees	-	40,950	40,950
Depreciation	-	193,000	193,000

Total expenses	-	281,200	281,200

Net income (loss)	$910,000	(281,200)	628,800

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2000
  (unaudited)

  Acquisition of K Mart

  This pro forma adjustment reflects the purchase of K Mart as if the Company had acquired the property as of January 1, 2000, and is based on information provided by the Seller.

	Year ended	Pro Forma
	12/31/00	Adjustments	Total
Rental income	$907,350	-	907,350
Percentage rental income	57,900	-	57,900

Total income	965,250	-	965,250

Advisor asset management fee	-	45,250	45,250
Property operating expenses	-	-	-
Management fees	-	43,436	43,436
Depreciation	-	173,000	173,000

Total expenses	-	261,686	261,686

Net income (loss)	$965,250	(261,686)	703,564

  Acquisition of West Oaks Towne Center

  Reconciliation of Gross Income and Direct Operating Expenses for the period from October 1, 2000 through December 31, 2000 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

	*As	Pro Forma
	Reported	Adjustments	Total
Rental income	$133,282	-	133,282
Additional rental income	8,673	-	8,673

Total income	141,955	-	141,955

Advisor asset management fee	-	11,978	11,978
Property operating expenses	53,773	-	53,773
Management fees	843	5,545	6,388
Depreciation	-	59,750	59,750

Total expenses	54,616	77,273	131,889

Net income (loss)	$87,339	(77,273)	10,066

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2000
  (unaudited)

  Acquisition of Sand Lake Corners

  Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 2000 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

	*As	Pro Forma
	Reported	Adjustments	Total
Rental income	$1,752,143	-	1,752,143
Additional rental income	306,229	-	306,229

Total income	2,058,372	-	2,058,372

Advisor asset management fee	-	111,125	111,125
Property operating expenses	395,180	-	395,180
Management fees	7,895	84,731	92,626
Depreciation	-	555,000	555,000

Total expenses	403,075	750,856	1,153,931

Net income (loss)	$1,655,297	(750,856)	904,441

  Acquisition of the PETsMART properties

  This pro forma adjustment reflects the purchase of the three PETsMART properties as if the Company had acquired the properties as of January 1, 2000, and is based on information provided by the Seller.

	Year ended	Pro Forma
	12/31/00	Adjustments	Total

Rental income	$1,020,949	-	1,020,949

Total income	1,020,949	-	1,020,949

Advisor asset management fee	-	48,710	48,710
Property operating expenses	-	-	-
Management fees	-	45,942	45,942
Depreciation	-	243,550	243,550

Total expenses	-	338,202	338,202

Net income (loss)	$1,020,949	(338,202)	682,747

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2000
  (unaudited)

  Acquisition of JoAnn Fabrics

  This pro forma adjustment reflects the purchase of the Jo Ann Fabrics property as if the Company had acquired the properties as of January 1, 2000, and is based on information provided by the Seller.

	Year ended	Pro Forma
	12/31/00	Adjustments	Total

Rental income	$493,671	-	493,671

Total income	493,671	-	493,671

Advisor asset management fee	-	24,510	24,510
Property operating expenses	-	-	-
Management fees	-	22,215	22,215
Depreciation	-	122,552	122,552

Total expenses	-	169,277	169,277

Net income (loss)	$493,671	(169,277)	324,394

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2000
  (unaudited)

  The advisor asset management fee will be subordinated to the shareholders' receipt of a stated return. The advisor asset management fee has been calculated as .5% of the cost of acquisition of the properties, based on the Company's projection of the amount to be subordinated.

  Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years for buildings and fifteen years for improvements. The allocation of land, buildings and improvements was based upon values stated in the related appraisal.

  The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2000 was calculated using the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Advisor in connection with our organization.

  The net income allocable to the minority interest is immaterial, and therefore, has been excluded.

  Management fees are calculated as 4.5% of gross revenues.

  As part of the acquisition of certain of these properties, the Company originated debt. The pro forma adjustments relating to interest expense were based on the following terms:

Pleasant Hill Square

The Company purchased this property with the proceeds of a new first mortgage in the amount of approximately $17,120,000. The note bears an annual interest rate of 140 basis points over LIBOR (which equates to a current interest rate of 8.02%).

Gateway Market Center

The Company purchased this property with the proceeds of a new mortgage, which secures two promissory notes in the aggregate principal amount of $15,637,000. One promissory note is in the principal amount of $10,425,000, requires monthly payments of interest only at a fixed rate of 7.94% and is due August 2005. The other note is in the principal amount of $5,212,000, requires monthly payments of interest only at a floating rate per annum of 190 basis points over a 30-day LIBOR rate (which equates to a current interest rate of 8.53%), and is due August 2001. At the time of the purchase, the lender funded $9,025,000 and $4,512,000 respectively of these two notes. The balances of $1,400,000 and $700,000, respectively, will be funded at the time of the purchase of the Home Place of America building.

Independent Auditors' Report

The Board of Directors
Inland Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Sand Lake Corners Shopping Center ("the Property") for the year ended December 31, 2000. This Historical Summary is the responsibility of the management of Inland Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K of Inland Retail Real Estate Trust, Inc. , as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Sand Lake Corners Shopping Center for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
June 30, 2001

SAND LAKE CORNERS SHOPPING CENTER

Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2000

Gross income:
Base rental income	$1,752,143
Operating expense and real estate tax recoveries	306,229

Total gross income	2,058,372

Direct operating expenses:
Operating expenses	155,320
Real estate taxes	188,637
Utilities	31,980
Insurance	27,138

Total direct operating expenses	403,075

Excess of gross income over direct operating expenses	$1,655,297

See accompanying notes to historical summary of gross income and direct operating expenses.

SAND LAKE CORNERS SHOPPING CENTER

Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2000

(1) Business

Sand Lake Corners Shopping Center ("the Property") is located in Orlando, Florida. It consists of approximately 189,741 square feet of gross leasable area and was 100% leased and 98% occupied at December 31, 2000. The Property was under construction and was substantially complete at December 31, 1999. During 1999 and 2000, tenants began to occupy space in the Property. The property is anchored by two tenants occupying approximately 49% of the Property's total leasable area. Inland Retail Real Estate Trust, Inc. ("IRRETI"), has purchased the Property from an unaffiliated third-party ("Seller").

 (2) Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Current Report on Form 8-K of IRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

 (3) Gross Income

The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Certain of the leases provide for payment of contingent rentals based on a percentage applied to the amount by which the tenants' sales exceed predetermined levels. In addition, certain leases contain renewal options at various periods at various rental rates.

Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $41,372 for the year ended December 31, 2000.

Minimum rents to be received from tenants under operating leases in effect at December 31, 2000, are as follows:

Year	Total

2001	$2,100,858
2002	2,111,028
2003	2,111,028
2004	1,873,361
2005	1,421,217
Thereafter	9,506,330

Total	$19,123,822

(4) Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Costs such as mortgage interest, depreciation, amortization, management fees, and professional fees are excluded from the Historical Summary.